Exhibit 10.7
                              CONVERSION AGREEMENT
                              --------------------

         THIS CONVERSION AGREEMENT (the "Agreement") is entered into as of this the 26th day of October 2000 (the "Effective Date") by and between Nexland, Inc., a Delaware corporation (the "Company"), and Israel Daniel Sultan ("Sultan").

         WHEREAS   Nexland   L.P.,   a   Florida   Limited    Partnership   (the
"Partnership"), executed as "Maker" that certain promissory note naming Sultan as Holder (the "Note") on or about August 1, 1997; and

         WHEREAS in connection with a share exchange transaction, all of the partnership interests in the Partnership were ultimately transferred to Nexland, Inc., an Arizona corporation (the "Company"); and

         WHEREAS Sultan and the Company have mutually agreed to convert the amount of principal and interest current owed Sultan under the Note (the "Conversion Amount") into shares of common stock of the Company in the amount and on the terms more particularly set forth herein;

         NOW THEREFORE, the parties hereto agree as follows:

         1. The above provisions are expressly incorporated herein and made a part hereof.

         2. As of the Effective Date, it is mutually agreed by the parties hereto that the Company is indebted to Sultan under the Note in the total amount of $194,623 (such combined total of principal and interest owing thereon being referred to herein as the "Debt").

         3. The Company will issue to Sultan, and Sultan will accept in full satisfaction of such Debt, the amount of 194,623 shares of the common stock of the Company.

         4. Simultaneously with the execution herewith, Sultan will return to the Company the original Note.

         5. In executed this Agreement, Sultan agrees to release the Company from actions, causes of actions, suits, debts, dues, sums of money, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, arising out of the Note which he had, now has, or may have.

         6. This Agreement constitutes the complete understanding and agreement of the parties hereto, fully supersedes any and all prior understandings or agreements between the parties, and may not be changed except in writing signed both of the parties hereto.

         IN WITNESS WHEREOF the undersigned parties have made and subscribed to this Agreement as of this the 26th day of October, 2000.

                               NEXLAND, INC., a Florida corporation



                               By:/s/Greg Levine
                                  ----------------------
                                  Greg Levine, President


                                  /s/Israel Daniel Sultan
                                  -----------------------
                                  Israel Daniel Sultan